UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 23, 2018
 Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33494 (Commission File Number)	20-2699372 (IRS Employer Identification No.)

1101 Skokie Boulevard, Suite 300, Northbrook, IL 60062
(Address of principal executive offices) (Zip Code)

(847) 239-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  Compensatory Arrangements.

As previously disclosed, on January 28, 2018, KapStone Paper and Packaging Corporation, a Delaware corporation (“KapStone”), WestRock Company, a Delaware corporation (“WestRock”), Whiskey Holdco, Inc., a Delaware corporation and a newly formed wholly-owned subsidiary of WestRock (“Holdco”), Kola Merger Sub, Inc., a Delaware corporation and a newly formed wholly-owned subsidiary of Holdco (“Company Merger Sub”), and Whiskey Merger Sub, Inc., a Delaware corporation and a newly formed wholly-owned subsidiary of Holdco (“Parent Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, WestRock will acquire all of the outstanding shares of KapStone through a transaction in which: (i) Parent Merger Sub will merge with and into WestRock, with WestRock surviving such merger (the “WestRock Merger”) as a wholly-owned subsidiary of Holdco, and (ii) Company Merger Sub will merge with and into KapStone, with KapStone surviving such merger as a wholly-owned subsidiary of Holdco (the “KapStone Merger” and, together with the WestRock Merger, the “Mergers”).

In connection with the Mergers, on March 23, 2018, KapStone entered into change in control severance agreements (the “Severance Agreements”) with each of Andrea K. Tarbox and Randy J. Nebel that provide for the severance payments and benefits described below upon a termination of employment by KapStone or any of its affiliates without “cause” or a resignation by the executive officer for “good reason” (in each case as defined in the applicable Severance Agreement) during the one-year period following the effective time of the Mergers.  The benefits and payments described below are contingent upon the executive officer’s execution and non-revocation of a release of claims in favor of KapStone and its affiliates (which release will include an employee and customer non-solicitation obligation lasting for six months following the date of termination).  If the Mergers are not successfully completed for any reason, the executive officers will not be entitled to any payment or benefit under the Severance Agreements.

Pursuant to the Severance Agreements, each eligible executive officer would receive a cash severance payment, payable in a lump sum within 60 days following the date of termination, in an amount equal to a fixed amount not to exceed two times the sum of his or her (i) annual base salary plus (ii) target annual bonus. For the number of months immediately following an eligible executive officer’s date of termination (not to exceed 12 months) determined by dividing (i) the lump sum cash severance payment payable under the Severance Agreement by (ii) the executive officer’s average monthly base salary in effect as of the date of termination (such quotient to be rounded down to the nearest whole number), such eligible executive officer (and their eligible dependents) would receive health insurance benefits substantially similar to those provided to active employees immediately prior to the date of termination.  During this period, such executive officer will be responsible for the payment of premiums for such benefits in the same amount as active employees.  Such health insurance benefits would cease if and to the extent the executive officer becomes eligible for similar benefits by reason of new employment.

Copies of the Severance Agreements are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing summary of the Severance Agreements does not purport to be complete and is qualified in its entirety by reference to the Severance Agreements.

Item 8.01. Other Events.

On March 28, 2018, Holdco filed a Registration Statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the special meeting of KapStone’s stockholders, at which KapStone’s stockholders will vote to approve the adoption of the Merger Agreement, among other proposals.

Additional Information Regarding the Transaction and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This Current Report on Form 8-K is being filed in respect of the proposed merger transaction involving KapStone, WestRock, Holdco, Company Merger Sub and Parent Merger Sub. The proposed merger will be submitted to KapStone’s stockholders for their consideration. In connection therewith, on March 28, 2018, the parties filed the Registration Statement, which included a document that serves as a prospectus with respect to the shares that may be issued by Holdco in the proposed merger and a proxy statement of KapStone (the “proxy statement/prospectus”) and when declared effective will be mailed to KapStone’s stockholders. However, such documents are not currently available. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the Registration Statement and the definitive proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about each of KapStone, WestRock and Holdco, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by WestRock will be available free of charge on WestRock’s website at www.westrock.com or by contacting James Armstrong, WestRock’s Vice President—Investor Relations, at (470) 328-6327. Copies of the documents filed with the SEC by KapStone will be available free of charge on KapStone’s website at www.kapstonepaper.com under the heading “SEC Filings” within the “Investors” section of KapStone’s website or by contacting Andrea K. Tarbox, KapStone’s Executive Vice President and Chief Financial Officer, at (847) 239-8812.

Participants in the Solicitation

KapStone, WestRock, their respective directors and executive officers, certain other members of KapStone’s and WestRock’s respective management and certain of KapStone’s and WestRock’s respective employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of KapStone is set forth in its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 5, 2017, and its annual report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 23, 2018, and information about the directors and executive officers of WestRock is set forth in its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on December 19, 2017, and its annual report on Form 10-K for the fiscal year ended September 30, 2017, which was filed with the SEC on November 20, 2017. Each of these documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Except for historical information, the matters discussed in this Current Report on Form 8-K are forward-looking statements subject to certain risks and uncertainties. Forward-looking statements can often be identified by words such as “may,” “will,” “should,” “would,’ “expect,” “project,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “outlook,” or “continue,” the negative of these terms or other similar expressions. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: the ability of KapStone and WestRock to receive the required regulatory approvals for the proposed acquisition of KapStone and WestRock (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) and approval of KapStone’s stockholders and to satisfy the other conditions to the closing of the proposed transaction on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of the parties to terminate the merger agreement; negative effects of the announcement or the consummation of the proposed transaction on the market price of WestRock’s or KapStone’s common stock and/or on their respective businesses, financial conditions, results of operations and financial performance; risks relating to the value of the Holdco shares that may be issued in the proposed transaction, significant transaction costs and/or unknown liabilities; the possibility that the anticipated benefits from the proposed transaction cannot be realized in full or at all or may take longer to realize than expected; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; risks associated with transaction-related litigation; the possibility that costs or difficulties related to the integration of KapStone’s operations with those of WestRock will be greater than expected; and the ability of KapStone and the combined company to retain and hire key personnel. There can be no assurance that the proposed transaction or any other transaction described above will in fact be consummated in the manner described or at all. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the reports of WestRock and KapStone on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC from time to time. These forward-looking statements are made only as of the date hereof and the companies assume no obligation to update any forward-looking statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Change in Control Severance Agreement, effective March 23, 2018, by and between KapStone Paper and Packaging Corporation and Randy Nebel

10.2	Change in Control Severance Agreement, effective March 23, 2018, by and between KapStone Paper and Packaging Corporation and Andrea Tarbox

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2018

KAPSTONE PAPER AND PACKAGING CORPORATION

	By:	/s/ KATHRYN D. INGRAHAM
		Name:	Kathryn D. Ingraham
		Title:	Vice President, Secretary and General Counsel